SMITH BARNEY SECTOR SERIES INC.
on behalf of
SMITH BARNEY GLOBAL TECHNOLOGY FUND

Supplement dated July 18, 2001 to
Prospectus dated February 28, 2001


On July 18, 2001 the Board of Directors of Smith Barney Sector Series Inc., on behalf of Smith Barney Global Technology Fund (the "Global Technology Fund"), approved a proposed reorganization pursuant to which Smith Barney Technology Fund of Smith Barney Sector Series Inc. (the "Technology Fund") would acquire the assets and assume the stated liabilities of the Global Technology Fund in exchange for shares of the Technology Fund. This reorganization will allow Global Technology Fund shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

Under the terms of the proposed reorganization Global
Technology Fund shareholders would receive shares of the Technology Fund equal in value to their investment in the Global Technology Fund in accordance with the terms of the reorganization. Global Technology Fund shareholders would not be charged a sales load when Technology Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of July 18, 2001 Salomon Smith Barney Inc. will no longer be accepting investments into the Global Technology Fund.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Global Technology Fund. Global Technology Fund shareholders of record on August 6, 2001, will be mailed proxy materials describing the proposed reorganization on or about August 20, 2001, in anticipation of a meeting of the shareholders expected to be held on October 9, 2001. If approved by Global Technology Fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.


FD 02342


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